UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ----------------------------------------------------

                                   FORM 8-K/A
                                 AMENDMENT NO. 2

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 19, 2006


                           GATEWAY DISTRIBUTORS, LTD.
             (Exact name of registrant as specified in its charter)


                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


               000-27879                              88-0301278
        (Commission File Number)          (IRS Employer Identification No.)

         2555 EAST WASHBURN ROAD
         NORTH LAS VEGAS, NEVADA                         89081
      (principal executive offices)                   (Zip Code)


                                 (702) 317-2400
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

     This Current Report on Form 8-K/A, Amendment No. 2 is filed to report the financial information that was required to be presented as a result of the execution of a binding Letter of Intent, dated as of June 19, 2006, among Gateway Distributors, Ltd., Marshall Distributing, LLC, and EMS Business Development, Inc. A copy of the Letter of Intent was filed as an exhibit to our Current Report on Form 8-K filed with the Commission on July 24, 2006.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.

     See Item 9.01(a) attached herewith.

     (b)  Pro forma financial information.

     See Item 9.01(b) attached herewith.

     (c)  Exhibits.

     The following exhibits are filed herewith:

     EXHIBIT NO.                            IDENTIFICATION OF EXHIBIT
     -----------                            -------------------------
        23.1        Consent of Independent Auditors.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 28, 2006.        GATEWAY DISTRIBUTORS, LTD.


                                By /s/ Richard A. Bailey
                                   ---------------------------------------------
                                   Richard A. Bailey, Chief Executive Officer

                                                                   ITEM 9.01 (A)


MADSEN & ASSOCIATES, CPA'S INC.                           684 EAST VINE ST #3
------------------------------                            MURRAY, UT 84107
CERTIFIED PUBLIC ACCOUNTANTS AND BUSINESS CONSULTANTS     TELEPHONE 801-268-2632
                                                          FAX 801-262-3978


Board of Directors
Marshall Distributing, LLC and Marshall Distributing (a sole proprietor) (predecessor)
Salt Lake City, Utah


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
             -------------------------------------------------------


We have audited the accompanying balance sheets of Marshall Distributing LLC and Marshall Distributing (a sole proprietor) (predecessor) as of December 31, 2005 and 2004 and the related statements of operations, members' equity and cash flows for the years ended December 31, 2005 and 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used, significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, these financial statements referred to above present fairly, in all material aspects, the financial position of Marshall Distributing LLC and Marshall Distributing (a sole proprietor) (predecessor) at December 31, 2005 and 2004 and the results of its operations and cash flows for the years ended December 31, 2005 and 2004 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As disclosed in the financial statements and notes to the financial statements, the Company will need additional working capital for its planned activity and to service its debt. The Company has also incurred significant losses during the past two years and this raises substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding these matters are described in the notes to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


Madsen & Associates CPA's, Inc.
November 16, 2006
Salt Lake City, Utah

                                  MARSHALL DISTRIBUTING, LLC
                                (A LIMITED LIABILITY COMPANY)
                                  AND MARSHALL DISTRIBUTING
                             (A SOLE PROPRIETORSHIP)(PREDECESSOR)
                                        BALANCE SHEETS


                                                                December 31,    December 31,
                                                                    2005            2004
                                                               --------------  --------------
ASSETS
CURRENT ASSETS

    Cash and cash equivalents                                  $     126,318   $      60,951
    Accounts receivable, less allowance for doubtful accounts
      of $40,521 and $30,970, respectively                           236,511         200,702
    Inventory                                                        759,641         829,343
    Prepaid expenses                                                   6,932           5,350
                                                               --------------  --------------

        Total Current Assets                                       1,129,402       1,096,346

FIXED ASSETS

    Plant & Equipment                                                347,307       1,023,274
    Accumulated depreciation                                         (44,619)         (7,960)
                                                               --------------  --------------

        Total Fixed Assets                                           302,688       1,015,314
                                                               --------------  --------------

        TOTAL ASSETS                                               1,432,090       2,111,660
                                                               ==============  ==============

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES

    Accounts Payable                                                 210,266         254,728
    Accrued expenses                                                  90,956          26,094
                                                               --------------  --------------

        Total Current Liabilities                                    301,222         280,822

LONG-TERM LIABILITIES

    Note payable - related party                                     504,363         475,000
    Note payable - Marshall                                          859,899         886,541
                                                               --------------  --------------

        Total long-term liabilities                                1,364,262       1,361,541
                                                               --------------  --------------

        TOTAL LIABILITIES                                          1,665,484       1,642,363
                                                               ==============  ==============

MEMBERS' EQUITY                                                     (233,394)        469,297
                                                               --------------  --------------

        Total members' equity                                       (233,394)        469,297
                                                               --------------  --------------

        TOTAL LIABILITIES & MEMBERS' EQUITY                    $   1,432,090   $   2,111,660
                                                               ==============  ==============

                           MARSHALL DISTRIBUTING, LLC
                          (A LIMITED LIABILITY COMPANY)
                            AND MARSHALL DISTRIBUTING
                      (A SOLE PROPRIETORSHIP)(PREDECESSOR)
                             STATEMENT OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004


                                                            2005        2004
                                                         ----------  ----------
REVENUES                                                 2,568,151   2,869,864

    Cost of goods sold                                   1,814,183   2,066,389
                                                         ----------  ----------

      GROSS PROFIT                                         753,968     803,475


        OPERATING EXPENSES

        General and administrative                       1,254,218     955,844
                                                         ----------  ----------

          NET LOSS FROM OPERATIONS                        (500,250)   (152,369)

OTHER INCOME (EXPENSE)

            Loss on sale of assets                        (152,625)
      Interest Expense                                     (49,817)    (15,366)
                                                         ----------  ----------

    TOTAL OTHER EXPENSES                                  (202,442)    (15,366)

          NET INCOME (LOSS)                               (702,692)   (167,735)

      Beginning Members' Equity                            469,297     650,000
        Contributions
        Distributions                                                  (12,968)
                                                         ----------  ----------
Ending Members' Equity                                    (233,394)    469,297

                           MARSHALL DISTRIBUTING, LLC
                          (A LIMITED LIABILITY COMPANY)
                            AND MARSHALL DISTRIBUTING
                      (A SOLE PROPRIETORSHIP)(PREDECESSOR)
                             STATEMENT OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                  2005       2004
                                                ---------  ---------
CASH FLOWS FROM OPERATING ACTIVITIES

    Net Loss                                    (702,692)  (167,735)

    Adjustments to reconcile net loss to
      net cash provided by operating
      activities

    Depreciation                                  36,659     10,960
    (Increase) decrease in accounts receivable   (35,809)   131,496
    (Increase) decrease in inventory              69,702    884,870
    (Increase) decrease in prepaid expenses       (1,582)    (5,350)
    Increase (decrease) in accounts payable     (115,489)    87,963
    Increase (decrease) in accrued liabilities    64,928     21,733
                                                ---------  ---------

    NET CASH FLOWS USED IN OPERATIONS           (684,283)   963,937

CASH FLOWS FROM INVESTING ACTIVITIES

    Proceeds from sale of building               741,929          -
    Purchase of plant and equipment                    -   (764,292)
                                                ---------  ---------

    NET CASH FLOWS FROM INVESTING ACTIVITIES     741,929   (764,292)

CASH FLOWS FROM FINANCING ACTIVITIES

    Proceeds from long term debt                   7,721    715,402
    Distributions of Capital                           -   (955,840)
                                                ---------  ---------

    NET CASH FLOWS FROM FINANCING ACTIVITIES       7,721   (240,438)

    NET CHANGE IN CASH                            65,367    (40,793)
    CASH AT BEGINNING OF PERIOD                   60,951    101,744
                                                ---------  ---------

    CASH AT END OF PERIOD                        126,318     60,951
                                                =========  =========

            MARSHALL DISTRIBUTING, LLC (A LIMITED LIABILITY COMPANY)
                AND MARSHALL DESTRIBUTING (A SOLE PROPRIETORSHIP)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

1.   NATURE OF OPERATIONS

     Organization
     ------------

     Marshall Distributing, LLC (the Company) was originally organized in Utah as a Limited Liability Company on June 16, 2004. The Company acquired the assets and liabilities of Marshall Distributing (a sole proprietorship) (predecessor) on June 30, 2004. The predecessor had operated as a sole proprietorship since 1974

     The Company and the predecessor have been engaged in the wholesale business of selling health and wellness products to various retail stores and companies who then resell these products to the general public.

     Included in the following financial statements are the combined operations of Marshall Distributing (a sole proprietorship) (predecessor) for the period January 1, 2004 to June 30, 2004 and the operations of Marshall distributing, LLC (the Company) for the periods from July 1, 2004 to December 31, 2004 and for the year ended December 31, 2005.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Accounting Methods
     ------------------

     The Company recognizes income and expenses based on the accrual method of accounting.

     Income Taxes
     ------------

     The Company is treated as a sole proprietorship and a partnership for federal income tax purposes and does not incur income taxes. Instead, the income and losses from the Company are included on the personal tax returns of the sole proprietor and the members. These financial statements do not include provisions for income taxes.

     Revenue Recognition
     -------------------

     Product sales are recorded when the products are shipped and title passes to its vendors.

     Advertising and Market Development
     ----------------------------------

     The Company expenses advertising and market development costs as incurred.

     Financial Instruments
     ---------------------

     The carrying amounts of financial instruments, including cash and accounts payable, are considered by management to be their fair values due to their short term maturities.

     Financial and Concentration Risk
     --------------------------------

     The Company does not have any concentration or related financial credit risk.

     Estimates and Assumptions
     -------------------------

     Management uses estimates and assumptions in preparing financial statements in accordance with accounting principles generally accepted the United States of America. Those estimates and assumptions affect the reported amounts of the assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were assumed in preparing these financial statements.

     Cash and Cash Equivalents
     -------------------------

     The Company considers all highly liquid investments with original maturities of three months or less, when purchased, to be cash equivalents.

     Inventories
     -----------

     Inventories consist primarily of finished goods and are stated at the lower of cost or market, using the first-in, first-out method. In addition, the Company reviews its inventory for obsolescence and any inventory identified as obsolete is reserved or written off. The Company's determination of obsolescence is based on assumptions about the demand for its products, product expiration dates, estimated future sales, and management's future plans.

     Property and Equipment
     ----------------------

     Property and equipment is stated at cost and depreciated using the straight-line method over the following estimated useful lives:

     Office equipment and software               3 - 5 years
     Furniture and fixtures                      5 - 7 years
     Plant equipment                             5 years
     Building and improvements                   15 years


     Recent Accounting Pronouncements
     --------------------------------

     The Company does not expect that the adoption of other recent accounting pronouncements will have a material impact on its financial statements.

3.   ACQUISITION OF MARSHALL DISTRIBUTING (SOLE PROPRIETORSHIP)

     On June 30, 2004, the Company acquired the assets and assumed the liabilities of Marshall Distributing that was previously operated as a sole proprietorship. The Company assumed the operations of Marshall Distributing as of June 30, 2004. The Company accounted for this acquisition using the purchase method of accounting whereby acquired assets and liabilities were recorded at fair value. As the consideration given for this transaction approximated the fair value of net assets acquired, no goodwill was recorded.

4.   RELATED PARTY TRANSACTIONS

     On August 1, 2005, the Company entered into a sales-leaseback transaction, for an office building, with a Member of the Company. The term of the related lease is for 5 years with monthly lease payments of $6,250, for the first 24 months, increasing to $6,550, commencing on the 25th month. Thereafter, there will be lease payment increases based on the CPI annual increases, through the end of the lease term.

5.   GOING CONCERN

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern.

     The Company will need additional working capital for its future planned activity and to service its debt, which raises substantial doubt about the ability of the Company to continue as a going concern. Continuation of the Company as a going concern is dependent upon obtaining sufficient working capital to be successful in that effort. The management of the Company has developed a strategy, which it believes will accomplish this objective, through additional short term loans, and equity funding, which will enable the Company to operate for the coming year.

                                                                                                    ITEM 9.01 (B)

                             GATEWAY DISTRIBUTORS LTD AND MARSHALL DISTRIBUTING, LLC
                                          (A LIMITED LIABILITY COMPANY)
                                            AND MARSHALL DISTRIBUTING
                                       (A SOLE PROPRIETORSHIP)(PREDECESSOR)
                                         PROFORMA STATEMENT OF OPERATIONS
             FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006 AND YEARS ENDED DECEMBER 31, 2005 AND 2004


                                                       9 Months Ended         Year Ended           Year Ended
                                                     September 30, 2006    December 31, 2005   December 31, 2004
                                                    --------------------  -------------------  ------------------
SALES                                               $         3,356,047   $        3,337,910           4,023,757

COST OF SALES                                                 1,636,919            1,984,763           2,410,133
                                                    --------------------  -------------------  ------------------

GROSS PROFIT                                                  1,719,128            1,353,147           1,613,624
                                                    --------------------  -------------------  ------------------

SELLING, GENERAL AND ADMINISTRATIVE
EXPENSES:
Depreciation Expense                                             72,904               83,791             276,628
Professional Services Not Classified Elsewhere                2,964,418              793,815           1,546,256
Development of Jeunesse by Francois Product Line                163,971              497,863             655,757
Product Development                                              38,285              263,255           4,198,326
All Other Selling, General and Administrative                 2,470,961            2,530,851           3,583,733
                                                    --------------------  -------------------  ------------------

TOTAL SELLING, GENERAL AND
ADMINISTRATIVE EXPENSES                                       5,710,539            4,169,575          10,260,700
                                                    --------------------  -------------------  ------------------

INCOME (LOSS) FROM OPERATIONS                                (3,991,411)          (2,816,428)         (8,647,076)
                                                    --------------------  -------------------  ------------------

OTHER INCOME (EXPENSE):
Gain on Sale of Property held for short term
investment                                                            -               37,139                   -
Gain on Sale of Property                                              -            1,477,246                   -
Gain on Sale of Polar WearZ, Inc. (n.k.a. Chelsea
Collection) Stock                                                     -               50,000                   -
(Loss) on Sale of Equipment                                           -                    -              (1,774)
Additional (Loss) Incurred on 2002 Sale of
Subsidiary                                                            -                    -             (40,000)
(Loss) on Grandma Hammans in Exchange for 51%                         -                    -             (31,144)
of Los Cabos
(Loss) on Sale of Subsidiary - Los Cabos Beverage                     -               (8,256)                  -


(Loss) change in reporting QDS of Arizona as an
investment                                                     (200,000)             (68,535)                  -
(Impairment)  reporting Subsidiary QDS of Arizona
as an investment                                                      -               (9,101)                  -
(Loss) on Sale of Valley Dr House                                     -              (26,024)                  -
(Loss) on Stock Investment                                            -                    -             (25,000)
(Loss) on Auction Resale Items                                        -                    -             (13,228)
Interest Expense                                               (171,944)            (242,461)           (252,085)
Other Income                                                          -                    -              93,243
                                                    --------------------  -------------------  ------------------

TOTAL OTHER INCOME (EXPENSE):                                  (371,944)           1,210,008            (269,988)
                                                    --------------------  -------------------  ------------------

NET INCOME (LOSS) BEFORE MINORITY
INTEREST                                                     (4,363,355)          (1,606,420)         (8,917,064)

MINORITY INTEREST                                                     -
                                                    --------------------  -------------------  ------------------
NET INCOME (LOSS) BEFORE PROVISION
FOR INCOME TAX                                               (4,363,355)          (1,606,420)         (8,917,064)
PROVISION FOR INCOME TAX                                              -
                                                    --------------------  -------------------  ------------------

NET INCOME (LOSS)                                   $        (4,363,355)  $       (1,606,420)         (8,917,064)
                                                    ====================  ===================  ==================

BASIC AND DILUTED EARNINGS (LOSS) PER               $             (0.00)  $            (0.00)          (3,047.53)
SHARE
                                                                      -

BASIC & DILUTED WEIGHTED AVERAGE
SHARES OFCOMMON STOCK                                     6,648,226,106          732,728,516               2,926
                                                    ====================  ===================  ==================